Exhibit (99)(a)
POWER OF ATTORNEY
Eric R. Colson, whose signature appears below, does hereby constitute and appoint John M. Loder, Nathan D. Briggs and Sarah A. Johnson, each individually, his true and lawful attorneys and agents, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Artisan Partners Funds, Inc. (“Artisan Funds”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all registration statements and any amendments to Artisan Funds’ registration statements on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of Artisan Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.
Dated: March 5, 2020
/s/ Eric R. Colson

Eric R. Colson

Exhibit (99)(a)
POWER OF ATTORNEY
Coleen Downs Dinneen, whose signature appears below, does hereby constitute and appoint John M. Loder, Nathan D. Briggs, Gregory K. Ramirez and Sarah A. Johnson, each individually, his true and lawful attorneys and agents, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Artisan Partners Funds, Inc. (“Artisan Funds”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all registration statements and any amendments to Artisan Funds’ registration statements on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of Artisan Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.
Dated: January 25, 2018
/s/ Coleen Downs Dinneen

Coleen Downs Dinneen

Exhibit (99)(a)
POWER OF ATTORNEY
Gail L. Hanson, whose signature appears below, does hereby constitute and appoint John M. Loder, George B. Raine, Nathan D. Briggs, Gregory K. Ramirez and Sarah A. Johnson, each individually, her true and lawful attorneys and agents, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Artisan Partners Funds, Inc. (“Artisan Funds”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all registration statements and any amendments to Artisan Funds’ registration statements on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of Artisan Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.
Dated: August 12, 2014
/s/ Gail L. Hanson

Gail L. Hanson

Exhibit (99)(a)
POWER OF ATTORNEY
Bonnie L. Howard, whose signature appears below, does hereby constitute and appoint John M. Loder, Nathan D. Briggs, Gregory K. Ramirez and Sarah A. Johnson, each individually, her true and lawful attorneys and agents, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Artisan Partners Funds, Inc. (“Artisan Funds”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all registration statements and any amendments to Artisan Funds’ registration statements on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of Artisan Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.
Dated: April 27, 2018
/s/ Bonnie Howard

Bonnie L. Howard

Exhibit (99)(a)
POWER OF ATTORNEY
William J. Kelly, whose signature appears below, does hereby constitute and appoint John M. Loder, Nathan D. Briggs, Gregory K. Ramirez and Sarah A. Johnson, each individually, his true and lawful attorneys and agents, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Artisan Partners Funds, Inc. (“Artisan Funds”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all registration statements and any amendments to Artisan Funds’ registration statements on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of Artisan Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.
Dated: January 16, 2020
/s/ William J. Kelly

William J. Kelly

Exhibit (99)(a)
POWER OF ATTORNEY
Peter M. Lebovitz, whose signature appears below, does hereby constitute and appoint John M. Loder, George B. Raine, Nathan D. Briggs, Gregory K. Ramirez and Sarah A. Johnson, each individually, his true and lawful attorneys and agents, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Artisan Partners Funds, Inc. (“Artisan Funds”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all registration statements and any amendments to Artisan Funds’ registration statements on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of Artisan Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.
Dated: July 14, 2014
/s/ Peter M. Lebovitz

Peter M. Lebovitz

Exhibit (99)(a)
POWER OF ATTORNEY
Peter E. Sundman, whose signature appears below, does hereby constitute and appoint John M. Loder, Nathan D. Briggs, Gregory K. Ramirez and Sarah A. Johnson, each individually, his true and lawful attorneys and agents, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Artisan Partners Funds, Inc. (“Artisan Funds”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all registration statements and any amendments to Artisan Funds’ registration statements on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of Artisan Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.
Dated: January 20, 2020
/s/ Peter E. Sundman

Peter E. Sundman